                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                                                                   April 1, 2004

Dear Variable Annuity and Variable Life Contract Owners:

     A Special Meeting of Shareholders of the Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004 AT 10:00 A.M., BOSTON TIME to consider the proposal summarized below. We encourage you to read the attached materials in their entirety. The following is an overview of the proposal for which you are being asked to provide voting instructions.

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR SHARES OF THE U.S. LARGE CAP TRUST AND (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR SHARES OF THE INCOME & VALUE TRUST.

     At the Meeting, shareholders of the "Transferor Portfolios" as defined below will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets, subject to all the liabilities, of the Quantitative Equity Trust (a "Transferor Portfolio") of the Trust will be transferred to the U.S. Large Cap Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets, subject to all the liabilities, of the Balanced Trust (a "Transferor Portfolio") of the Trust will be transferred to the Income & Value Trust (an "Acquiring Portfolio") of the Trust, in each case in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I, Series II and Series III shares of a Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of its corresponding Acquiring Portfolio. Each of the proposed combinations of a Transferor Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Transferor Portfolio. All share classes of a Transferor Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur after the close of business on April 30, 2004.

     As a result of the Reorganization, shareholders whose assets are invested in each Transferor Portfolio will be able to pursue substantially similar investment objectives and policies in the context of a larger fund which has demonstrated a greater capacity to attract significant, ongoing investor interest as well as stronger current performance. The larger assets of the Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. The advisory fees and annualized expenses as a percentage of average net assets paid by the Acquiring Portfolios will be higher than those paid by the corresponding Transferor Portfolios. There are certain differences between the investment objectives, policies and restrictions of the Transferor Portfolios and the corresponding Acquiring Portfolios, as described under "Investment Objectives and Policies" in the enclosed Prospectus/Proxy Statement.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by you for federal income tax purposes as a result of the Reorganization transactions. The Transferor Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A.") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the Portfolios of the Trust through subaccounts of separate accounts established by Manulife U.S.A. and Manulife New York for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable Portfolio of the Trust, you have the right to instruct Manulife U.S.A. or Manulife New York, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Portfolio of the Trust is determined as of the record date by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. Manulife U.S.A. and Manulife New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by its five "Lifestyle Trusts" which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement for the Trust, and a Voting Instructions Form for each Transferor Portfolio in which your contract values were invested as of March 2, 2004. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The

Prospectus/Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROSPECTUS/PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(S) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY APRIL 29, 2004.

     If you have any questions regarding the Reorganization, please call one of the following numbers:

For Manulife U.S.A.
  variable annuity contracts:          (800) 344-1029
For Manulife U.S.A.
  variable life contracts:             (800) 827-4546
For Manulife New York
  variable annuity contracts:          (800) 551-2078
For Manulife New York
  variable life contracts:             (888) 267-7784

                                        Sincerely,

                                        -s- Andrew Corselli
                                        Andrew Corselli
                                        Secretary
                                        Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
MANUFACTURERS INVESTMENT TRUST:
(Quantitative Equity Trust and Balanced Trust)

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004 AT 10:00 A.M., BOSTON TIME. A Prospectus/Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:


Proposal 1  Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of (1) the Quantitative Equity Trust
            (a "Transferor Portfolio") by and in exchange for shares of the U.S. Large Cap Trust (an "Acquiring Portfolio") and
            (2) the Balanced Trust (a "Transferor Portfolio") by and in exchange for shares of the Income & Value Trust (an
            "Acquiring Portfolio"). (Shareholders of each of the Quantitative Equity Trust and the Balanced Trust will vote separately on Proposal 1.)

            Any other business that may properly come before the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

     Approval of the Agreement and Plan of Reorganization (the "Plan") under Proposal 1 will require the affirmative vote of the holders of at least a "majority of the outstanding voting securities" (as defined in the accompanying Prospectus/ Proxy Statement) of each of the Transferor Portfolios. By approving the Plan, shareholders of the Transferor Portfolios will be deemed to have waived certain of the Trust's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

     Each shareholder of record at the close of business on March 2, 2004 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely yours,

                                        -s- Andrew Corselli
                                        Andrew Corselli
                                        Secretary

April 1, 2004
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST

                            ------------------------

                           PROSPECTUS/PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2004

               RELATING TO THE ACQUISITION OF ALL OF THE ASSETS,
                     SUBJECT TO ALL OF THE LIABILITIES, OF
            (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR
                    SHARES OF THE U.S. LARGE CAP TRUST, AND
                 (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR
                       SHARES OF THE INCOME & VALUE TRUST

                            ------------------------

                                 APRIL 1, 2004

                         MANUFACTURERS INVESTMENT TRUST
                               73 Tremont Street
                          Boston, Massachusetts 02108
                            ------------------------

                           PROSPECTUS/PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2004

               RELATING TO THE ACQUISITION OF ALL OF THE ASSETS,
                     SUBJECT TO ALL OF THE LIABILITIES, OF
            (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR
                    SHARES OF THE U.S. LARGE CAP TRUST, AND
                 (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR
                       SHARES OF THE INCOME & VALUE TRUST

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004, AT 10:00 A.M., BOSTON TIME (the "Meeting").

     The Trust is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 76 series corresponding to the 76 investment portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust offers. The Trust is authorized to issue three classes of shares for each Portfolio: Series I shares, Series II shares and Series III shares. Series I, Series II and Series III shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights. The Quantitative Equity Trust and the U.S. Large Cap Trust have issued Series I, Series II and Series III shares, and the Balanced Trust and the Income & Value Trust have issued only Series I and Series II shares.

     At the Meeting, shareholders of the "Transferor Portfolios" as defined herein will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets and liabilities of the Quantitative Equity Trust (a "Transferor Portfolio") of the Trust will be transferred to the U.S. Large Cap Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets and liabilities of the Balanced Trust (a "Transferor Portfolio") of the Trust will be transferred to the Income & Value Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I, Series II and Series III shares of a Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio. Each of the proposed combinations of a Transferor Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Transferor Portfolio. If so approved, the Reorganization is expected to occur after the close of business on April 30, 2004. The terms and conditions of the Reorganization are more fully described in this Prospectus/Proxy Statement and in the form of the Agreement and Plan of Reorganization attached hereto as Exhibit A.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information a prospective investor ought to know before voting on the above proposal. For a more detailed discussion of the investment management arrangements, the investment objectives, policies and restrictions and the risks of the Transferor Portfolios, see the Prospectus for the Trust dated May 1, 2003, as amended May 5, 2003 (as supplemented January 12,
2004), which is incorporated by reference into this Prospectus/Proxy Statement. A Statement of Additional Information dated April 1, 2004 (the "Statement of Additional Information") relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission ("SEC") and is also incorporated by reference into this Prospectus/Proxy Statement. Copies of the Prospectus and the Statement of Additional Information may be obtained without charge by writing to the Trust at the address noted above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

The Manufacturers Life Insurance
  Company (U.S.A.)
  variable annuity contracts           (800) 344-1029
The Manufacturers Life Insurance
  Company (U.S.A.)
  variable life contracts              (800) 827-4546
The Manufacturers Life Insurance
  Company of New York
  variable annuity contracts           (800) 551-2078

The Manufacturers Life Insurance
  Company of New York
  variable life contracts              (888) 267-7784
Manulife Financial Securities, LLC --
  qualified pension or retirement
  plans                                (800) 344-1029

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website: "www.sec.gov."

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Prospectus/Proxy Statement is April 1, 2004.

                           PROSPECTUS/PROXY/STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    5
PROPOSAL 1  Approval of Agreement and Plan of Reorganization
            providing for the acquisition of all of the
            assets, subject to all of the liabilities, of
            (1) the Quantitative Equity Trust by and in
            exchange for shares of the U.S. Large Cap Trust,
            and (2) the Balanced Trust by and in exchange
            for shares of the Income & Value Trust.........     5
SUMMARY.....................................................    6
Overview of Proposed Reorganization.........................    6
  Investment Objectives and Policies........................    7
  Principal Risk Factors....................................    8
  Fees and Expenses.........................................    8
  Advisory Fees.............................................   11
  Performance...............................................   12
  Capitalization............................................   12
  Tax Consequences..........................................   13
Investment Management.......................................   13
Portfolio Descriptions: Investment Objectives and
  Strategies, Risks and Performance.........................   16
Multiple Classes of Shares..................................   29
Rule 12b-1 Fees.............................................   29
Dividends and Distributions.................................   30
Purchase and Redemption of Shares...........................   30
Federal Income Tax Consequences.............................   31
INFORMATION ABOUT THE REORGANIZATION........................   32
Agreement and Plan of Reorganization........................   32
Description of the Securities to be Issued..................   34
Reasons for the Reorganization..............................   35
Federal Income Tax Consequences.............................   36
Capitalization..............................................   38
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND
  TECHNIQUES AND RISK FACTORS...............................   39
Additional Investment Policies..............................   39
Hedging and Other Strategic Transactions....................   41
Risks of Investing in Certain Types of Securities...........   43
ADDITIONAL INFORMATION ABOUT THE TRUST......................   50
Management's Discussion of Fund Performance.................   50
Tax Matters.................................................   59
VOTING INFORMATION..........................................   61
FINANCIAL STATEMENTS........................................   64
LEGAL MATTERS...............................................   64
OTHER INFORMATION...........................................   64
Appendix -- Debt Security Ratings...........................   65
Exhibit A -- Form of Agreement and Plan of Reorganization...   68

                                  INTRODUCTION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of the Trust of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004, AT 10:00 A.M., BOSTON TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated March 2, 2004 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on March 2, 2004 are entitled to one vote for each share of beneficial interest of the Trust held.

     The Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). As of the Record Date, the shares of the Transferor Portfolios were legally owned by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A"), The Manufacturers Life Insurance Company of New York ("Manulife New York"), certain Portfolios of the Trust that invest in other Trust Portfolios, and, in the case of the Quantitative Equity Trust, qualified plans for which Manulife Financial Securities, LLC, an affiliate of Manulife U.S.A., provides certain administrative services. See "Voting Information" below. Each of Manulife U.S.A. and Manulife New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.

                                   PROPOSAL 1

     APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR SHARES OF THE U.S. LARGE CAP TRUST, AND (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR SHARES OF THE INCOME & VALUE TRUST

                                    SUMMARY

     The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information and the form of the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders should read the entire Prospectus/Proxy Statement carefully.

OVERVIEW OF PROPOSED REORGANIZATION

     At its meeting held on April 1, 2004, the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Disinterested Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combination of (1) the Quantitative Equity Trust (a "Transferor Portfolio") with the U.S. Large Cap Trust (an "Acquiring Portfolio") and (2) the Balanced Trust (a "Transferor Portfolio") with the Income & Value Trust (an "Acquiring Portfolio") (the "Reorganization").

     Subject to its approval by the shareholders of the Transferor Portfolios, the Plan provides for the reorganization of the Transferor Portfolios, including: (a) the transfer of all of the assets, subject to all of the liabilities, of each Transferor Portfolio to its corresponding Acquiring Portfolio in exchange for shares of that Acquiring Portfolio; (b) the distribution to shareholders of each Transferor Portfolio of such corresponding Acquiring Portfolio shares; and (c) the liquidation and termination of the Transferor Portfolios. As a result of the Reorganization, each shareholder of a Transferor Portfolio will become a shareholder of its corresponding Acquiring Portfolio as indicated below.

TRANSFEROR PORTFOLIOS                                     ACQUIRING PORTFOLIOS
---------------------                                    ----------------------
Quantitative Equity Trust                                U.S. Large Cap Trust
Balanced Trust                                           Income & Value Trust

     The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Transferor Portfolio. The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time of the Reorganization"). Holders of Series I, Series II and Series III shares of the Quantitative Equity Trust will receive, respectively, Series I, Series II and Series III shares of the U.S. Large Cap Trust, and holders of Series I and Series II shares of the Balanced Trust (which has not issued Series III shares), will receive, respectively, Series I and Series II shares of the Income & Value Trust. The

Effective Time of the Reorganization is expected to occur after the close of business on April 30, 2004 or on such later date as may be determined by the Trust.

     The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization -- The Agreement and Plan of Reorganization."

     Investment Objectives and Policies. The following table sets forth the investment objective and principal strategy of each Transferor Portfolio and its corresponding Acquiring Portfolio.

  --------------------------------------------------------------------------------------------------------------
  TRANSFEROR PORTFOLIO/INVESTMENT OBJECTIVE AND STRATEGY  ACQUIRING PORTFOLIO/INVESTMENT OBJECTIVE AND STRATEGY
  --------------------------------------------------------------------------------------------------------------
   Quantitative Equity Trust/                              U.S. Large Cap Trust/
     Objective: Seeks to achieve intermediate-and            Objective: Seeks long-term growth of capital and
     long-term growth through capital appreciation and       income.
     current income by investing in common stocks and
     other equity securities of well established             Strategy: Invests at least 80% of its net assets
     companies with promising prospects for providing an     (plus any borrowings for investment purposes),
     above average rate of return.                           under normal market conditions, in equity and
                                                             equity-related securities of companies with market
     Strategy: Invests principally in common stocks or       capitalization greater than $500 million at the
     in securities convertible into common stock or          time of purchase. In selecting investments, greater
     carrying rights or warrants to purchase common          consideration is given to potential appreciation
     stocks or to participate in earnings.                   and future dividends than to current income.
  --------------------------------------------------------------------------------------------------------------
   Balanced Trust/                                         Income & Value Trust/
     Objective: Seeks current income and capital             Objective: Seeks the balanced accomplishment of (a)
     appreciation.                                           conservation of principal and (b) long-term growth
                                                             of capital and income.
     Strategy: Invests its assets in a balanced
     portfolio of (i) equity securities and (ii) fixed       Strategy: Invests it assets in both equity and
     income securities.                                      fixed income securities. Generally, between 25% and
                                                             75% of the Portfolio's assets will be invested in
                                                             fixed income securities unless its subadviser
                                                             determines that some other proportion would better
                                                             serve the Portfolio's investment objective.
  --------------------------------------------------------------------------------------------------------------

     While the investment objective of each Acquiring Portfolio is substantially similar to that of its corresponding Transferor Portfolio, there are certain differences between the investment policies, strategies and risks of the Acquiring Portfolios and their corresponding Transferor Portfolios which you should consider. For example, the U.S. Large Cap Trust generally invests in equity securities of companies with market capitalization greater than $500 million, while the Quantitative Equity Trust may invest in companies of any size, including smaller companies, and the Income & Value Trust may invest a larger portion of its assets in lower rated fixed income securities than the Balanced Trust, in each case with resulting differences in risks. These differences are discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance."

     Principal Risk Factors. The risks associated with an investment in an Acquiring Portfolio, in general, are those typically associated with investing in a managed portfolio of the specific type of securities in which the Acquiring Portfolio invests. Both Acquiring Portfolios invest in equity and fixed-income securities and may invest to varying degrees in securities of foreign issuers. Further information relating to these and other risks associated with an investment in the Acquiring Portfolios is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also "Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance."

     Fees and Expenses. The tables which follow set forth, separately for Series I, Series II and Series III shares, the ratios of expenses to average net assets for each Transferor Portfolio and its corresponding Acquiring Portfolio for the fiscal year ended December 31, 2003. The tables also set forth the pro forma expense ratios and expense examples for the shares of the Acquiring Portfolios as if the Reorganization had occurred at the commencement of the fiscal year ended December 31, 2003, based upon the fee arrangements that will be in place upon the consummation of the Reorganization. As indicated, the expense ratios of the Acquiring Portfolios are higher than those of their corresponding Transferor Portfolios. Accordingly, shareholder approval of the Reorganization will result in higher expenses for shareholders of the Transferor Portfolios.

     The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

               QUANTITATIVE EQUITY TRUST AND U.S. LARGE CAP TRUST

                                                                OTHER          TOTAL ANNUAL
PORTFOLIO                         ADVISORY FEE   12B-1 FEE   EXPENSES*(B)   OPERATING EXPENSES
---------                         ------------   ---------   ------------   ------------------
(1) Quantitative Equity Trust
    -- Series I Shares..........     0.60%         0.15%        0.07%             0.82%
    -- Series II Shares.........     0.60%         0.35%        0.07%             1.02%
    -- Series III Shares........     0.60%         0.50%        0.07%             1.17%(A)
(2) U.S. Large Cap Trust
    -- Series I Shares..........     0.73%         0.15%        0.06%             0.94%
    -- Series II Shares.........     0.73%         0.35%        0.06%             1.14%
    -- Series III Shares........     0.73%         0.50%        0.06%             1.29%(A)
(3) U.S. Large Cap Trust
    (pro-forma (1) and (2))
    -- Series I Shares..........     0.73%         0.15%        0.05%             0.93%
    -- Series II Shares.........     0.73%         0.35%        0.05%             1.13%
    -- Series III Shares........     0.73%         0.50%        0.05%             1.28%(A)

                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                    BALANCED TRUST AND INCOME & VALUE TRUSTS

                                                                OTHER          TOTAL ANNUAL
PORTFOLIO                         ADVISORY FEE   12B-1 FEE   EXPENSES*(B)   OPERATING EXPENSES
---------                         ------------   ---------   ------------   ------------------
(1) Balanced Trust
     -- Series I Shares.........     0.57%         0.15%        0.09%             0.81%
     -- Series II Shares........     0.57%         0.35%        0.09%             1.01%
(2) Income & Value Trust
     -- Series I Shares.........     0.65%         0.15%        0.07%             0.87%
     -- Series II Shares........     0.65%         0.35%        0.07%             1.07%
(3) Income & Value Trust
    (pro-forma (1) and (2))
     -- Series I Shares.........     0.65%         0.15%        0.06%             0.86%
     -- Series II Shares........     0.65%         0.35%        0.06%             1.06%

---------------

 * Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

(A) Annualized -- for the period commenced September 5, 2003 (commencement of offering of Series III shares) to December 31, 2003.

(B) For all Portfolios, the Adviser reduces its advisory fee or reimburses the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain annual rates. There were no reimbursements with respect to the Transferor Portfolios or Acquiring Portfolios for the year ended December 31, 2003. These voluntary expense reimbursements may be terminated at any time.

     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Transferor Portfolios and the Acquiring Portfolios with the costs of investing in other mutual funds. The examples assume that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the corresponding expense tables above. A shareholder's actual costs may be higher or lower than those based on these assumptions.

                              SHAREHOLDER EXPENSES

               QUANTITATIVE EQUITY TRUST AND U.S. LARGE CAP TRUST

PORTFOLIO                                  ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
---------                                  --------    -----------    ----------    ---------
(1)  Quantitative Equity Trust
       -- Series I Shares................    $ 84         $262           $455        $1.014
       -- Series II Shares...............     104          325            563         1,248
       -- Series III Shares..............     119          372            644         1,420
(2)  U.S. Large Cap Trust
       -- Series I Shares................      95          298            517         1,149
       -- Series II Shares...............     116          361            625         1,380
       -- Series III Shares..............     131          407            705         1,551
(3)  U.S. Large Cap Trust
     (pro-forma (1) and (2))
       -- Series I Shares................      94          295            512         1,137
       -- Series II Shares...............     115          358            620         1,369
       -- Series III Shares..............     130          404            700         1,540

                              SHAREHOLDER EXPENSES

                    BALANCED TRUST AND INCOME & VALUE TRUST

PORTFOLIO                                  ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
---------                                  --------    -----------    ----------    ---------
(1)  Balanced Trust
       -- Series I Shares................    $ 82         $258           $448        $  998
       -- Series II Shares...............     103          321            556         1,233
(2)  Income & Value Trust
       -- Series I Shares................      89          278            482         1,073
       -- Series II Shares...............     109          340            590         1,306
(3)  Income & Value Trust
     (pro-forma (1) and (2))
       -- Series I Shares................      88          274            477         1,061
       -- Series II Shares...............     108          337            585         1,294

     THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF AN ACQUIRING PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Acquiring Portfolios had the Reorganization been consummated when assumed above, or that such pro forma expense ratios reflect the actual expense ratios that will be incurred by the Acquiring Portfolios if the Reorganization is consummated. The purpose of these tables is to assist shareholders in understanding the expenses an investor in the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife U.S.A. and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

     Advisory Fees. The investment advisory fees of the Acquiring Portfolios differ from those of their corresponding Transferor Portfolios. The following table presents a schedule of the advisory fees that each of the Transferor Portfolios and the Acquiring Portfolios is obligated to pay the Trust's investment adviser, Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), as a percentage of average annual net assets. As indicated, for certain of the Portfolios, these fees change at various asset level breakpoints. As shown below, the advisory fees of the Acquiring Portfolios will be higher than those of their corresponding Transferor Portfolios. See "Fees and Expenses" above.

                                              BETWEEN        BETWEEN        BETWEEN
                                            $50 MILLION    $200 MILLION   $500 MILLION     EXCESS
                                 FIRST          AND            AND            AND           OVER
PORTFOLIO                     $50 MILLION   $200 MILLION   $500 MILLION    $1 BILLION    $1 BILLION
---------                     -----------   ------------   ------------   ------------   ----------
Quantitative Equity Trust...     0.600%        0.600%         0.600%         0.550%        0.500%
U.S. Large Cap Trust........     0.725%        0.725%         0.725%         0.725%        0.700%
Balanced Trust..............     0.600%        0.550%         0.500%         0.500%        0.500%
Income & Value Trust........     0.650%        0.650%         0.650%         0.650%        0.650%

     Performance. The following table sets forth the annualized total return of each of the Portfolios, with respect to its Series I, Series II and Series III shares, for the one-year period ended December 31, 2003 and the other periods indicated. As set forth below, the Acquiring Portfolios significantly outperformed their corresponding Transferor Portfolios for 2003. The performance information in the table does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The performance of each of the Portfolios is more fully discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance" and "Additional Information About the Trust -- Management's Discussion of Fund Performance."

                                                                                      DATE
                                             ONE      FIVE      TEN     LIFE OF      FIRST
                                             YEAR     YEARS    YEARS   PORTFOLIO   AVAILABLE
                                            ------   -------   -----   ---------   ----------
Quantitative Equity
  Trust --                   Series I       23.55%   (2.22)%   7.91%        N/A    4/30/1987
                             Series II*     23.40%       N/A     N/A    (9.10)%    1/28/2002
                             Series III**      N/A       N/A     N/A      8.88%     9/5/2003
U.S. Large Cap Trust --      Series I       37.06%       N/A     N/A      1.16%     5/1/1999
                             Series II*     36.68%       N/A     N/A      2.26%    1/28/2002
                             Series III**      N/A       N/A     N/A      9.56%     9/5/2003
Balanced Trust --            Series I       14.30%   (4.75)%     N/A      0.77%     1/1/1997
                             Series II*     14.18%       N/A     N/A    (0.75)%    1/28/2002
Income & Value Trust --      Series I       26.48%     4.11%   7.87%        N/A     8/3/1989
                             Series II*..   26.29%       N/A     N/A      3.87%    1/28/2002

---------------
 * Series II shares were first offered January 28, 2002. Series II performance will be lower than Series I performance due to a higher 12b-1 fee.

** Series III shares were first offered September 5, 2003. Series III performance will be lower than Series I and Series II performance due to a higher 12b-1 fee.

     Capitalization. The following table shows the net assets (in each case for all Series of shares combined) of each Transferor Portfolio and its corresponding Acquiring Portfolio as of December 31, 2003, and the pro forma aggregate net assets of each Acquiring Portfolio as if the Reorganization had occurred as of that date. The pro forma figures have been adjusted to reflect the estimated expenses of the Reorganization. See "Information About the Reorganization -- Capitalization."

                  NET ASSETS AT 12/31/03 (ALL SHARES CLASSES)

TRANSFEROR PORTFOLIO  ACQUIRING PORTFOLIO   ACQUIRING PORTFOLIO (PRO FORMA)
--------------------  --------------------  -------------------------------
Quantitative Equity   U.S. Large Cap Trust       U.S. Large Cap Trust
   $274,747,510           $557,213,819               $831,875,589
  Balanced Trust      Income & Value Trust       Income & Value Trust
   $155,852,479           $602,725,173               $758,498,392

     Tax Consequences. No gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or shareholders of the Transferor Portfolios for federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust Portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such Portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Portfolio would be unable to meet its obligations. The Trust considers such risk to be remote.

INVESTMENT MANAGEMENT

     MSS serves as investment adviser for the Trust and for each Portfolio of the Trust that has an adviser. MSS is a Delaware limited liability company with its principal offices at 73 Tremont Street, Boston, Massachusetts 02108 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The ultimate parent of MSS is MFC, the holding company of Manulife and its subsidiaries.

     As the Adviser, MSS administers the business and affairs of the Trust. MSS also selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the Trust's Portfolios. The Adviser does not itself manage any of the Trust's portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees. Each of the subadvisers to the Portfolios is registered as an investment adviser under the Advisers Act or is exempt from such registration. One such subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"), which is the subadviser to each of the Transferor Portfolios, is an affiliate of MSS.

     The following table identifies the current management arrangements for the Transferor Portfolios and the management arrangements that will be in effect for the Acquiring Portfolios following the Reorganization:

      CURRENT MANAGEMENT ARRANGEMENTS
--------------------------------------------
TRANSFEROR PORTFOLIO   ADVISER   SUBADVISER
--------------------   -------   -----------
Quantitative Equity
  Trust..............    MSS     MFC Global*
Balanced Trust.......    MSS     MFC Global*
---------------
* MFC Global is an affiliate of MSS

MANAGEMENT ARRANGEMENTS FOLLOWING THE REORGANIZATION
-----------------------------------------------------
ACQUIRING PORTFOLIO             ADVISER    SUBADVISER
-------------------            ---------   ----------
U.S. Large Cap Trust........      MSS      CGTC*
Income & Value Trust........      MSS      CGTC*
----------------
* Capital Guardian Trust Company

     SUBADVISORY ARRANGEMENTS FOR ACQUIRING PORTFOLIOS. It is anticipated that, following consummation of the Reorganization and pursuant to existing subadvisory agreements with the Adviser, Capital Guardian Trust Company ("CGTC") will continue to serve as subadviser to the U.S. Large Cap Trust and Income & Value Trust. CGTC is not an affiliate of MSS.

     CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. With offices located at 333 South Hope Street, Los Angeles, California 90071, CGTC has been providing investment management services since 1968.

     The portfolio managers for the U.S. Large Cap Trust are:

     - Terry Berkemeier (since May, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

     - Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

     - David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

     - Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

     - Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

     - Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

     - Alan J. Wilson (since May, 2000). Mr. Wilson is Vice President of Capital International Research, Inc. He joined the Capital Group organization in 1991.

     The portfolio managers for the Income & Value Trust are:

     - Alan J. Wilson (since January, 1999). Mr. Wilson is Vice President of Capital International Research, Inc. He joined the Capital Group organization in 1991.

     - Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

     - Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

     - Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

     - David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

     - James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

     - Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

     - Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

     - Terry Berkemeier (since July, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

     - Karen A. Miller (since December, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

PORTFOLIO DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, AND PERFORMANCE

     The investment objectives and policies or strategies and certain risks of each of the Transferor Portfolios and Acquiring Portfolios are set forth in the Portfolio descriptions below, together with performance information for each of the Portfolios.

     INVESTMENT OBJECTIVES AND STRATEGIES. Each Transferor Portfolio and Acquiring Portfolio has a stated investment objective which it pursues through separate investment strategies or policies. There are certain differences in the investment objectives and strategies of the Portfolios which are discussed below and that should be considered. The differences in objectives and policies between the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. There can be no assurance that any Portfolio will achieve its investment objective.

     The investment objective of each Acquiring Portfolio represents a fundamental policy of the Portfolio and may not be changed without the approval of the holders of a Majority of the Outstanding Voting Securities of the Portfolio. Except for certain investment restrictions, the policies by which an Acquiring Portfolio seeks to achieve its investment objective may be changed by the Board without the approval of shareholders.

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Transferor Portfolio and Acquiring Portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and

(b) securities of other investment companies that are money market funds. In the case of Portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Portfolio, each Transferor and Acquiring Portfolio is authorized to use all of the various investment strategies referred to under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

     More complete descriptions of the securities and certain instruments in which the Transferor and Acquiring Portfolios may invest and of the options, futures, currency and other derivative transactions that certain such Portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") is included in the Appendix to this Prospectus/Proxy Statement.

     RISKS OF INVESTING IN EACH PORTFOLIO. Certain risks of investing in each of the Transferor and Acquiring Portfolios are set forth in the Portfolio descriptions. If these risks materialize, an investor could lose money in the Portfolio. The risks of investing in the following types of securities are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

- Equity Securities
- Fixed Income Securities
- Investment Grade Fixed Income Securities in the Lowest Rating Category
- Lower Rated Fixed Income Securities
- Foreign Securities
- Investment Company Securities
- Stripped Securities
- Mortgage-Backed and Asset-Backed Securities
- Small and Medium Size Companies

     PERFORMANCE INFORMATION. Each Portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in that Portfolio.

     Bar Chart. The bar chart shows changes in the performance of Series I shares of each Portfolio over the last ten years or, if shorter, from the inception date of the Portfolio. The performance of Series II shares will be lower than Series I performance because Series II shares are subject to higher 12b-1 fees than Series I shares. The performance of Series III shares will be lower than Series I and Series II performance because Series III shares are subject to higher 12b-1 fees than Series I and Series II shares.

     Performance Table. The table compares each Portfolio's one, five and ten year (or, if less, since inception) average annual returns as of December 31, 2003 for Series I, Series II and, as applicable, Series III shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the Portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each Portfolio such as advisory fees and all Portfolio expenses. None of the Portfolios charges a sales load or a surrender fee. THE PERFORMANCE INFORMATION DOES NOT REFLECT FEES AND EXPENSES OF ANY VARIABLE INSURANCE CONTRACT WHICH MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES HAD BEEN REFLECTED, PERFORMANCE WOULD BE LOWER. THE PAST PERFORMANCE OF ANY PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL PERFORM IN THE FUTURE.

PORTFOLIO DESCRIPTIONS OF QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

     QUANTITATIVE EQUITY TRUST. The Quantitative Equity Trust seeks intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. It invests principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

     The subadviser invests, under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings. In selecting investments, the subadviser places emphasis on companies with good financial resources, strong balance sheets, satisfactory rates of return on capital, good industry positions, superior management skills, and earnings that tend to grow at above average rates.

     The Portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized. Investments are made primarily in securities listed on national securities exchanges, but the Portfolio may purchase securities traded in the U.S. over-the-counter market. The Portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

     The Quantitative Equity Trust may invest in the following types of foreign securities: U.S. dollar denominated obligations of foreign branches of U.S. banks; ADRs (U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository) listed on a national securities exchange or traded in the U.S. over-the-counter market; securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ; and securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

     Principal Risks. The subadviser is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the Portfolio may not increase in value and could even decrease in value. In addition, the Portfolio invests primarily in equity securities and may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in equity securities, and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the Portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

     Performance (A, B, C)*

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.79% (for the quarter ended 12/1998) and the lowest return was -20.54% (for the quarter ended 9/2001).

[BAR CHART]

1994                                                                              -4.2
1995                                                                              29.2
1996                                                                              17.9
1997                                                                              29.8
1998                                                                              26.4
1999                                                                              22.3
2000                                                                               6.3
2001                                                                             -23.0
2002                                                                             -27.8
2003                                                                              23.6



                                             ONE      FIVE     TEN      LIFE OF    DATE FIRST
                                             YEAR    YEARS    YEARS    PORTFOLIO   AVAILABLE
                                            ------   ------   ------   ---------   ----------
Quantitative Equity Trust Series I........  23.55%   -2.22%    7.91%         N/A   4/30/1987
  Series II**.............................  23.40%      N/A      N/A      -9.10%   1/28/2002
  Series III..............................     N/A      N/A      N/A       8.88%    9/5/2003
S&P 500 Index(D)..........................  28.70%   -0.57%   11.06%      11.06%

---------------
(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this Portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(C) Series III shares were first offered for sale on September 5, 2003. The performance for Series III shares is aggregate total return. Series III performance will be lower than Series I and Series II performance due to a higher Rule 12b-1 fee for Series III shares.

(D) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

  * Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

 **  Series II inception date: January 28, 2002

     U.S. LARGE CAP TRUST. The U.S. Large Cap Trust seeks long-term growth of capital and income by investing at least 80% of its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater considera-tion is given to potential appreciation and future dividends than to current income. The U.S. Large Cap Trust may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

     Principal Risks. The Portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

     Performance (A, B, C)*

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.70% (for the quarter ended 6/2003) and the lowest return was -20.15% (for the quarter ended 9/2002).

[BAR CHART]

2000                                                                               2.8
2001                                                                              -2.5
2002                                                                             -25.2
2003                                                                              37.1

                                                             ONE      LIFE OF    DATE FIRST
                                                             YEAR    PORTFOLIO   AVAILABLE
                                                            ------   ---------   ----------
U.S. Large Cap Trust Series I.............................  37.06%       1.16%    5/1/1999
  Series II**.............................................  36.68%       2.26%   1/28/2002
  Series III..............................................     N/A       9.56%    9/5/2003
S&P 500 Index(A)..........................................  28.70%      -2.44%

---------------
(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

(B) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(C) Series III shares were first offered for sale on September 5, 2003. The performance for Series III shares is aggregate total return. Series III performance will be lower than Series I and Series II performance due to a higher Rule 12b-1 fee for Series III shares.

  * Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.

 **  Series II inception date: January 28, 2002.

DIFFERENCES BETWEEN QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

     The following chart highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor Portfolio. It is qualified by reference to the more detailed Portfolio descriptions above.

  ------------------------------------------------------------------------------------
            TRANSFEROR PORTFOLIO                        ACQUIRING PORTFOLIO
         QUANTITATIVE EQUITY TRUST                      U.S. LARGE CAP TRUST
  ------------------------------------------------------------------------------------
  Investment Objective:                       Investment Objective:
  Seeks intermediate- and long-term growth    Seeks long-term growth of capital and
  through capital appreciation and current    income.
  income by investing in common stocks and
  other equity securities of well
  established companies with promising
  prospects for providing an above average
  rate of return.

  Principal Strategy:                         Principal Strategy:
  Normally invests at least 80% of net        Normally invests at least 80% of net
  assets in common stocks or securities       assets in equity and equity-related
  convertible into common stock or            securities of companies with market
  carrying rights to purchase common          capitalization greater than $500
  stocks or to participate in earnings.       million. In selecting investments,
                                              greater consideration is given to
                                              potential appreciation and future
                                              dividends than to current income.

  Other Strategies:                           Other Strategies:
  Investments are not limited to              May invest in ADRs and other U.S.
  securities of any particular type or        registered securities of foreign issuers
  size of company, but high-quality growth    which are denominated in U.S. dollars.
  and income stocks are emphasized.
  Investments are made primarily in
  securities listed on national securities
  exchanges, but the Portfolio may
  purchase securities traded in the U.S.
  over-the-counter market and on a
  forward-commitment, when-issued or
  delayed-delivery basis.
  May invest in ADRs, U.S. dollar
  denominated obligations of foreign
  branches of U.S. banks; securities of
  corporations organized in jurisdictions
  other than the U.S. and listed on the
  New York Stock Exchange or NASDAQ; and
  other securities denominated in U.S.
  dollars but issued by non U.S. issuers.
  The subadviser is assisted by computer
  models.
  ------------------------------------------------------------------------------------
  COMMENT:  The two portfolios have substantially similar investment objectives of long-term growth of capital and current income, although the Quantitative Equity
  Trust also seeks intermediate-term growth. Both portfolios invest in equity and fixed income securities. Unlike the U.S. Large Cap Trust, the Quantitative Equity
  Trust is not limited to investments in companies with market capitalization greater than $500 million and may thus invest in smaller companies with the risks associated with such investments. Risks associated with the use of computer models by the subadviser of the Quantitative Equity Trust are not shared by the U.S. Large Cap
  Trust.
  ------------------------------------------------------------------------------------

PORTFOLIO DESCRIPTIONS OF BALANCED AND INCOME & VALUE TRUSTS

     BALANCED TRUST. Balanced Trust seeks current income and capital appreciation by investing its assets in a balanced portfolio of equity securities and fixed income securities.

     The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million. Under normal market conditions, the Portfolio will invest at least 40% of its assets in such equity securities.

     The Balanced Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Portfolio may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage obligations. Under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed income securities.

     At least 65% of the fixed income securities purchased by the Portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by the subadviser). Fixed income securities may include U.S. dollar denominated foreign securities.

     Principal Risks. The Balanced Trust invests significantly in equity securities, also invests in fixed income securities and may invest in foreign securities. The risks of investing in equity securities, fixed income securities and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Performance (A, E)*

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.22% (for the quarter ended 6/1997) and the lowest return was -11.20% (for the quarter ended 12/2000).

[BAR CHART]

1997                                                                              17.8
1998                                                                              14.3
1999                                                                              -1.7
2000                                                                              -9.3
2001                                                                             -10.2
2002                                                                             -14.4
2003                                                                              14.3

                                                 ONE      FIVE     LIFE OF    DATE FIRST
                                                 YEAR    YEARS    PORTFOLIO   AVAILABLE
                                                ------   ------   ---------   ----------
Balanced Trust Series I.......................  14.30%   -4.75%     0.77%     01/01/1997
  Series II**.................................  14.18%      N/A    -0.75%     01/28/2002
S&P 500 Index(B)..............................  28.70%   -0.57%     7.57%
Lehman Brothers Aggregate Bond Index(B)(C)....   4.11%    6.62%     7.35%
Lehman Brothers IT Government/Credit Bond
  Index(B)....................................   4.30%    6.65%     7.07%
Combined Index(B)(D)..........................  16.01%    2.75%     7.44%

---------------

(A) On May 4, 2001, the Portfolio changed its subadviser. Performance reflects results prior to this change.
(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C) The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Trust.
(D) The Combined Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 2001, the index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.
(E) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.
  * Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.
 **  Series II inception date: January 28, 2002

     INCOME & VALUE TRUST. The Income & Value Trust seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing its assets in both equity and fixed income securities. Generally, between 25% and 75% of the Portfolio's assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the Portfolio's investment objective.

     At least 80% of the fixed income portion of the portfolio will consist of the following: securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by the subadviser to be of equivalent investment quality, including mortgage-related and asset-backed securities; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; cash or cash equivalents including commercial bank obligations and commercial paper. Fixed-income securities may include ADRs, Yankee Bonds (bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations), and Eurodollar instruments (deposits at foreign banks or foreign branches of American banks) which are U.S. dollar denominated.

     Equity securities will be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

     Principal Risks. The Income & Value Trust invests in equity securities and in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities." The Income & Value Trust may also invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the Portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the Portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

     Performance (A, D)*

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.68% (for the quarter ended 6/2003) and the lowest return was -13.70% (for the quarter ended 9/2002).

[BAR CHART]

1994                                                                              -1.6
1995                                                                              20.7
1996                                                                              10.0
1997                                                                              15.3
1998                                                                              15.1
1999                                                                               8.5
2000                                                                               4.9
2001                                                                               1.0
2002                                                                             -15.9
2003                                                                              26.5

                                        ONE      FIVE     TEN      LIFE OF    DATE FIRST
                                        YEAR    YEARS    YEARS    PORTFOLIO   AVAILABLE
                                       ------   ------   ------   ---------   ----------
Income & Value Trust Series I........  26.48%    4.11%    7.87%       N/A     08/03/1989
  Series II**........................  26.29%      N/A      N/A     3.87%     01/28/2002
S&P 500 Index(E).....................  28.70%   -0.57%   11.06%       N/A
Citigroup Broad Investment Grade Bond
  Index(E)...........................   4.20%    6.62%    6.96%       N/A
60% S&P 500/40% Citigroup Broad
  Investment Grade Bond Index(B)(E)..  18.53%    2.67%    9.75%       N/A
Combined Index(C)(E).................  18.53%    2.35%    7.18%       N/A

(A) Effective May 1, 1999, the Portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The Customized Index represents 60% of the performance of the S&P 500 Index and 40% of the performance of the Salomon Brothers Broad Investment Grade Bond Index. The Customized Index was prepared by the advisor using Ibbotson Associates Software and Data.

(C) The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index for periods prior to April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

(D) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(E) The return for index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

  * Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.

 **  Series II inception date: January 28, 2002

DIFFERENCES BETWEEN BALANCED AND INCOME & VALUE TRUSTS

     The following chart, which highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor

Portfolios, is qualified by reference to the more detailed Portfolio descriptions above.

  ------------------------------------------------------------------------------------
            TRANSFEROR PORTFOLIO                        ACQUIRING PORTFOLIO
               BALANCED TRUST                           INCOME & VALUE TRUST
  ------------------------------------------------------------------------------------
  Investment Objective:                       Investment Objective:
  Seeks current income and capital            Seeks the balanced accomplishment of (a)
  appreciation.                               conservation of principal and (b)
                                              long-term growth of capital and income.
  Principal Strategy:                         Principal Strategy:
  Normally invests in a balanced portfolio    Normally invests in both equity and
  of equity securities and fixed income       fixed income securities.
  securities.
  Other Strategies:                           Other Strategies:
  Normally invests at least 40% (but may      Equity securities must be listed on
  invest up to 70%) of total assets in        national securities exchanges or in the
  common stocks, convertible corporate        national OTC market (also known as
  obligations, and preferred stocks of        NASDAQ).
  companies that have a market
  capitalization of at least $500 million.
  Normally invests at least 25% (but may      Generally, between 25% and 75% of the
  invest up to 50%) of total assets in        Portfolio's assets will be invested in
  fixed income securities, including U.S.     fixed income securities unless the
  governmental obligations, investment        subadviser determines that some other
  grade corporate bonds, high yield           proportion would better serve the
  corporate bonds, asset-backed               investment objective. Such securities
  securities, mortgage-backed securities      may include mortgage-related and
  and collateralized mortgage obligations.    asset-backed securities and securities
                                              issued or guaranteed by the U.S.
                                              Government or its agencies or
                                              instrumentalities.
  At least 65% of the fixed income            At least 80% of the fixed income portion
  securities will be either (a) U.S.          of the Portfolio will consist of
  government securities or (b) securities     securities rated Baa or better by
  rated A or higher by Moody's or Standard    Moody's or BBB by Standard & Poor's (or
  & Poor's (or equivalent).                   equivalent).
  May invest in foreign securities and may    May invest in ADRs, U.S. registered
  have exposure to foreign currencies         securities of foreign issuers, Yankee
  through such investments, direct            Bonds and Eurodollar instruments which
  holdings of foreign currencies or use of    are U.S. dollar denominated.
  foreign currency exchange contracts.
  ------------------------------------------------------------------------------------
  COMMENT:  The two portfolios have substantially similar investment objectives, although the Balanced Trust seeks current income and capital appreciation while the
  Income & Value Trust emphasizes conservation of principal and long-term growth of capital and income. The Income & Value Trust may invest up to 75% of assets, as compared to 50% for the Balanced Trust, in fixed income securities, and, while at least 80% of the fixed income portion of the Income & Value Trust will be rated Baa or better by Moody's or BBB by Standard & Poor's (or equivalent), at least 65% of the fixed income portion of the Balanced Trust will be government securities or rated A or higher by Moody's or Standard & Poor's (or equivalent). Since the Income
  & Value Trust may thus invest a larger portion of its assets in lower rated fixed income securities, the Income & Value Trust has a higher credit quality risk that the Balanced Trust. The Income & Value Trust is not subject to the Balanced Trust's strategy with respect to equity investments of normally investing in companies with market capitalizations of at least $500 million.
  ------------------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES

     The Trust is authorized to issue three classes of shares for the
Portfolios: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares. The Transferor Portfolios and Acquiring Portfolios all have issued Series I and Series II shares, and the Quantitative Equity Trust and the U.S. Large Cap Trust have also issued Series III shares. Series I, Series II and Series III shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. All shares of each Portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12B-1 FEES

     The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I, Series II and Series III shares of each of the Transferor Portfolios and Acquiring Portfolios. Series I shares of each Portfolio are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each Portfolio are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each Portfolio are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets. The Rule 12b-1 fees are paid to the Trust's Distributor, Manufacturers Financial Securities LLC (the "Distributor"). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments relating to Series I and Series II shares are made to insurance companies affiliated with the Adviser and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

     The dividends and distributions procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Acquiring Portfolios. Dividends from the net investment income and the net capital gain, if any, for each Acquiring Portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Portfolio or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

     The purchase and redemption procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. Shares of each Portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of the Trust.

     Calculation of Net Asset Value. The net asset value of the shares of each of the Transferor Portfolios and Acquiring Portfolios is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of such Portfolio's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio,
(ii) days during which no
shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each share class of a Portfolio is computed by: (i) adding the sum of the value of the securities held by each Portfolio, plus any cash or other assets it holds, attributable to the class,
(ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

     Securities held by each of the Portfolios, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. All money market instruments with a remaining maturity of 60 days or less held by the Portfolios are valued on an amortized cost basis.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a Portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a Portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

FEDERAL INCOME TAX CONSEQUENCES

     The Trust will have will have received an opinion from Jorden Burt LLP, tax counsel to the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or the shareholders of the Transferor Portfolios as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Prospectus/Proxy Statement as Exhibit
A. The Plan provides that each Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of its corresponding Transferor Portfolio in exchange for shares of such Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions will take place after the close of business on April 30, 2004 (the "Exchange Date"), or on such later date as may be determined by the Trust. The net asset value per share of the Series I, Series II and Series III shares of each Acquiring Portfolio and each Transferor Portfolio will be determined by dividing each Portfolio's assets, less liabilities, attributable to each share class, by the total number of outstanding shares of that class. The assets of each Portfolio will be valued in accordance with the valuation practices of that Portfolio. See
"Summary -- Purchase and Redemption of Shares (Calculation of Net Asset Value)," above.

     The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date. As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of the corresponding Acquiring Portfolio received by that Transferor Portfolio in the Reorganization. The holders of Series I, Series II and Series III shares of each Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolios in the names of the shareholders of the corresponding Transferor Portfolios, each account representing the respective pro rata number of shares of such Acquiring Portfolio due the shareholder. After such distribution, the Trust will take all necessary steps under

Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of each Transferor Portfolio.

     The Board has determined, with respect to the Transferor Portfolios and the Acquiring Portfolios, that the interests of shareholders and of contractholders whose contract values are invested in shares of such Portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Portfolios and such shareholders and contractholders.

     Certain of the existing investment limitations of the Transferor Portfolios that require shareholder approval for amendment prohibit each Transferor Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Transferor Portfolios will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

     The consummation of the Reorganization as to any Transferor Portfolio and Acquiring Portfolio is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities of the Transferor Portfolio entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Transferor Portfolios, by the Trust on behalf of any or all of the Transferor and Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the Trust on behalf of the party entitled to its benefits, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of any or all of the Transferor or Acquiring Portfolios or their respective shareholders or contractholders, or (iv) for any other reason. The Plan provides that Trust on behalf of any of the Transferor or Acquiring Portfolios may waive compliance with any of the covenants or conditions made therein for the benefit of any such Portfolio, except for certain conditions regarding the receipt of regulatory approvals.

     The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolios in connection with the Reorganization, which will be payable by such Acquiring Portfolios) will be borne by the Transferor Portfolios and the Acquiring Portfolios. See "Voting Information" below.

     Approval of the Plan as to each Transferor Portfolio will require a Majority of the Outstanding Voting securities of that Transferor Portfolio. See "Voting Information." If the Plan is not approved by the shareholders of a Transferor Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. See "Voting Information." THE BOARD, INCLUDING ALL THE

DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSAL 1.

     Shareholders of each Transferor Portfolio will receive Series I, Series II or Series III shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and nonassessable when issued (except as noted under "Summary -- Proposed Transaction") and transferable without restrictions and will have no preemptive or conversion rights.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or to name the shareholders' rights and preferences.

     Each Transferor Portfolio and Acquiring Portfolio is a series of the Trust. As discussed above, each such series may issue three classes of shares: Series I, Series II, and Series III shares. Additional classes may be offered in the future. Currently, all the Transferor Portfolios and Acquiring Portfolios have issued Series I and Series II shares, and the Quantitative Equity Trust and U.S. Large Cap Trust have also issued Series III shares. Series I, Series II and Series III shares may not be converted into shares of any other class, and no shares of any other class may be converted into Series I, Series II or Series III shares.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and upon liquidation in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Portfolio will be allocated in the manner determined by the Board. Accrued liabilities which are not clearly allocable to one or more Portfolios will also be allocated among the Portfolios in the manner determined by the Board.

     Expenses of each Portfolio are borne by Series I, Series II and Series III shares based on the net assets of the Portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for each Portfolio include the 12b-1 fees paid with respect to a class and other expenses which the Adviser determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology which it determines are reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that which the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or holders of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meeting of shareholders of a particular class.

REASONS FOR THE REORGANIZATION

     The principal purpose of the Reorganization is to provide a means by which shareholders of each Transferor Portfolio, in combination with its corresponding Acquiring Portfolio, may pursue substantially similar investment objectives and policies in the context of a larger fund which has demonstrated a greater capacity to attract significant, ongoing investor interest and which has shown strong current performance.

     In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board (including the Disinterested Trustees (with the advice and assistance of independent legal counsel)), made an inquiry into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and restrictions of each Transferor Portfolio and its Acquiring Portfolio; (2) the current and historical performance of each Transferor Portfolio and Acquiring Portfolio; (3) the advantages to each Transferor Portfolio of investing in larger asset pools with potentially greater diversification; (4) the possible benefits of a larger asset base to portfolio management of each Acquiring Portfolio; (5) expense ratios and available information regarding the fees and expenses of each Transferor Portfolio and its Acquiring Portfolio (historical and pro forma), as well as of similar funds; (6) the investment experience, expertise and resources of the respective subadvisers to the Transferor Portfolios and the Acquiring Portfolios; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contractholder interests; (8) any direct and indirect costs to be incurred by each Transferor Portfolio and its corresponding Acquiring Portfolio as a result of the Reorganization; (8) the tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

     In reaching the decision to recommend approval of the Reorganization, the Board concluded that the participation of each Transferor Portfolio and each corresponding Acquiring Portfolio in the Reorganization is in the best interests of each Transferor Portfolio and each corresponding Acquiring Portfolio, as well as the best interests of shareholders and the contractholders whose contract values are invested in shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contractholders will not be diluted as a result of the Reorganization. Their conclusion was based on a number of factors, including the following:

     1. The investment objectives of the Acquiring Portfolios are substantially similar to those of their corresponding Transferor Portfolios and will afford shareholders of the Transferor Portfolios continuity of investment objectives and expectations.

     2. As indicated by their small asset sizes relative to the Acquiring Portfolios, the Transferor Portfolios have not been able to sustain significant, ongoing investor interest and have limited prospects for growth (this is particularly the case with respect to the Quantitative Equity Trust which began operations in 1987 but had as of the end of 2003 only approximately half the net assets of its corresponding Acquiring Portfolio, the U.S. Large Cap Trust, which began operations in
        1999).

     3. For the Trust's fiscal year ended December 31, 2003, the Acquiring Portfolios significantly out-performed their corresponding Transferor Portfolios.

     4. The higher advisory fees and expense ratios of the Acquiring Portfolios than the Transferor Portfolios were viewed in light of the competitive level of the advisory fees and the prospects for growth associated with their subadviser's (CGTC's) reputation and capacity to attract new investors.

     5. The Reorganization will permit shareholders of each Transferor Portfolio to pursue their investment goals in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Transferor and Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the consummation of the Reorganization, the Transferor Portfolios and the Acquiring Portfolios will have received an opinion from Jorden Burt LLP to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio;
(2) no gain or loss
will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

CAPITALIZATION

     The following tables show the capitalization of each Transferor Portfolio and its corresponding Acquiring Portfolio as of December 31, 2003, and the pro forma combined capitalization of each Acquiring Portfolio as if the Reorganization had occurred as of that date.

                 QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

                                                                    NET ASSET
                                                                      VALUE       SHARES
PORTFOLIO                                             NET ASSETS    PER SHARE   OUTSTANDING
---------                                            ------------   ---------   -----------
(1)  Quantitative Equity Trust
       -- Series I Shares..........................  $255,587,248    $15.20     16,812,231
       -- Series II Shares.........................    19,159,889     15.15      1,265,030
       -- Series III Shares........................           373     15.20             25
(2)  U.S. Large Cap Trust
       -- Series I Shares..........................  $413,803,389    $12.84     32,216,546
       -- Series II Shares.........................   143,409,231     12.79     11,211,122
       -- Series III Shares........................         1,199     12.84             94
(3)  U.S. Large Cap Trust
     (pro-forma (1) and (2))*
       -- Series I Shares..........................  $669,321,391    $12.84     52,122,095
       -- Series II Shares.........................   162,552,626     12.79     12,708,960
       -- Series III Shares........................         1,572     12.84            123

---------------
* The pro-forma figures for net assets and net asset values per share reflect estimated expenses of the Reorganization with respect to the two Portfolios of $85,740.

                    BALANCED TRUST AND INCOME & VALUE TRUST

                                                                    NET ASSET
                                                                      VALUE       SHARES
PORTFOLIO                                             NET ASSETS    PER SHARE   OUTSTANDING
---------                                            ------------   ---------   -----------
(1)  Balanced Trust
       -- Series I Shares..........................  $137,713,432    $12.65     10,886,439
       -- Series II Shares.........................    18,139,047     12.61      1,438,641
(2)  Income & Value Trust
       -- Series I Shares..........................  $521,948,858    $10.35     50,422,025
       -- Series II Shares.........................    80,776,315     10.31      7,834,569
(3)  Income & Value Trust
     (pro-forma (1) and (2))*
       -- Series I Shares..........................  $659,593,295    $10.35     63,727,671
       -- Series II Shares.........................    98,905,097     10.31      9,593,892

---------------
* The pro-forma figures for net assets and net asset values per share reflect estimated expenses of the Reorganization with respect to the two Portfolios of $79,260.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
                        AND TECHNIQUES AND RISK FACTORS

ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions, each of the Transferor Portfolios and Acquiring Portfolios may use the following investment strategies and purchase the following types of securities.

     LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets. As collateral for the lent securities, the borrower gives the lending Portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS"). In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

     U.S. GOVERNMENT SECURITIES. Each of the Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

     REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

     FOREIGN REPURCHASE AGREEMENTS. Each of the Portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

     MORTGAGE DOLLAR ROLLS. Each of the Portfolios may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

     WARRANTS. Each of the Portfolios may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

     ILLIQUID SECURITIES. Each of the Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

     INDEXED/STRUCTURED SECURITIES. Each of the Portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

     SHORT SALES. Each of the Portfolios may make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost. Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

     These investment strategies and securities are more fully described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Each of the Transferor Portfolios and the Acquiring Portfolios is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     - financial futures contracts (including stock index futures),

     - interest rate transactions (which may take the form of swaps, caps, floors and collars), and

     - currency transactions (which may take the form of currency forward contracts, currency futures contracts currency swaps and options on currencies or currency futures contracts.

     Collectively, these transactions are referred to in this Prospectus/Proxy Statement as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations,

     - to protect a Portfolio's unrealized gains in the value of its securities,

     - to facilitate the sale of a Portfolio's securities for investment purposes,

     - to manage the effective maturity or duration of a Portfolio's securities,

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a subadviser will only use Hedging and Other Strategic Transactions in a Portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolios initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodities Futures Trading Commission ("CFTC") and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities in which the Transferor Portfolios and Acquiring Portfolios may invest are described below. Unless otherwise indicated below, each of the Transferor Portfolios and Acquiring Portfolios may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

     EQUITY SECURITIES. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate.

     FIXED INCOME SECURITIES. Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than Portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

     INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     LOWER RATED FIXED INCOME SECURITIES. Lower rated fixed income securities (commonly known as "junk bonds") are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

     General Risks

     Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     Dependence on Subadviser's Own Credit Analysis. While a subadviser to a Portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

    Additional Risks Regarding Lower Rated Corporate Fixed Income Securities

     Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

    Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities

     Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

     SMALL AND MEDIUM SIZE COMPANIES

    Small or Unseasoned Companies

     Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

     Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

    Medium Size Companies

     Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

     FOREIGN SECURITIES. The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     Currency Fluctuations. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A Portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Portfolio could still lose money.

     Political and Economic Conditions. Investments in foreign securities subject a Portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Portfolio from selling its investment and taking the money out of the country.

     Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     Nationalization of Assets. Investments in foreign securities subject a Portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

     INVESTMENT COMPANY SECURITIES. The total return on investments in other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     EXCHANGE TRADED FUNDS (ETFS). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

     STRIPPED SECURITIES. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Portfolio and not the purchase of shares of the Portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The Portfolios may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

     Additional risks of investing in the types of securities mentioned above are described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

                     ADDITIONAL INFORMATION ABOUT THE TRUST

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The following discussion sets forth information regarding the performance of each Transferor Portfolio and Acquiring Portfolio for the period ended December 31, 2003. There are several ways to evaluate a Portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE TABLES. The following performance tables for each Transferor Portfolio and Acquiring Portfolio show two types of total return information:
CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a Portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the Portfolio's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the Portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

     GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES. The following performance graph for each Transferor Portfolio and Acquiring Portfolio shows the change in value of a $10,000 investment over the life of each Portfolio. Each Portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

     PORTFOLIO MANAGER'S COMMENTARY. Following the performance table and graph for each Transferor Portfolio and Acquiring Portfolio is a commentary by each portfolio manager regarding each Portfolio's performance during the period ended December 31, 2003. The views expressed are those of the portfolio managers as of that date and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

     "Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000" is a trademark of Frank Russell Company. "Wilshire 5000" is a trademark of Wilshire Associates. "Salomon Brothers Broad Investment Grade Bond Index" is a trademark of Salomon Brothers Inc. "MSCI" and "EAFE" are trademarks of Morgan Stanley & Co. Incorporated. "Merrill Lynch High Yield Index" is a trademark of Merrill Lynch & Co., Inc. "Lehman Bothers Aggregate Bond Index" and "Lehman Brothers IT Government/Credit Bond Index" are trademarks of Lehman Brothers Inc.

     The following information regarding each Transferor Portfolio and Acquiring Portfolio was included in the Trust's Annual Report dated December 31, 2003.

                           QUANTITATIVE EQUITY TRUST

INVESTMENT OBJECTIVE &   To achieve intermediate and long-term growth through
  POLICIES:              capital appreciation and current income by investing at
                         least 80% of its net assets in common stocks or in
                         securities convertible into common stock or carrying
                         rights or warrants to purchase common stocks or to
                         participate in earnings.
SUBADVISER:              MFC Global Investment Management (U.S.A.) Limited
PORTFOLIO MANAGERS:      Rhonda Chang, Chris Hensen, Brett Hryb & Mark Schmeer
INCEPTION DATE:          April 30, 1987


CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES
[LINE GRAPH]

                                                            QUANTITATIVE EQUITY TRUST SERIES I            S&P 500 INDEX
                                                            ----------------------------------            -------------
Dec. 1993                                                                  10000                              10000
                                                                           10410                              10335
                                                                           10113                              10056
                                                                            9504                               9619
                                                                            9625                               9744
                                                                            9655                               9902
                                                                            9340                               9658
                                                                            9732                               9977
                                                                           10124                              10384
                                                                            9948                              10133
                                                                           10033                              10365
                                                                            9594                               9985
Dec. 1994                                                                   9579                              10131
                                                                            9635                              10394
                                                                            9967                              10797
                                                                           10160                              11117
                                                                           10167                              11441
                                                                           10409                              11892
                                                                           10693                              12172
                                                                           11067                              12577
                                                                           11070                              12611
                                                                           11624                              13140
                                                                           11559                              13094
                                                                           12104                              13670
Dec. 1995                                                                  12379                              13923
                                                                           12687                              14402
                                                                           12898                              14540
                                                                           12914                              14679
                                                                           13177                              14895
                                                                           13463                              15279
                                                                           13426                              15342
                                                                           12696                              14659
                                                                           13124                              14970
                                                                           13807                              15811
                                                                           14239                              16245
                                                                           14992                              17478
Dec. 1996                                                                  14598                              17135
                                                                           15432                              18199
                                                                           15517                              18347
                                                                           14910                              17583
                                                                           15643                              18633
                                                                           16528                              19777
                                                                           17244                              20659
                                                                           18785                              22300
                                                                           18019                              21060
                                                                           19038                              22213
                                                                           18162                              21471
                                                                           18583                              22465
Dec. 1997                                                                  18954                              22852
                                                                           18945                              23105
                                                                           20327                              24772
                                                                           21363                              26040
                                                                           21507                              26302
                                                                           20985                              25850
                                                                           21735                              26900
                                                                           21241                              26614
                                                                           18089                              22766
                                                                           19190                              24224
                                                                           20691                              26195
                                                                           21944                              27782
Dec. 1998                                                                  23948                              29383
                                                                           25125                              30612
                                                                           24309                              29661
                                                                           25533                              30847
                                                                           25741                              32042
                                                                           25055                              31286
                                                                           26594                              33022
                                                                           26085                              31991
                                                                           25731                              31833
                                                                           25065                              30960
                                                                           26501                              32919
                                                                           27125                              33589
Dec. 1999                                                                  29288                              35567
                                                                           28643                              33780
                                                                           29413                              33141
                                                                           32585                              36383
                                                                           31466                              35288
                                                                           30493                              34564
                                                                           32272                              35416
                                                                           31952                              34862
                                                                           34845                              37028
                                                                           33908                              35073
                                                                           33446                              34925
                                                                           30126                              32171
Dec. 2000                                                                  31134                              32328
                                                                           31750                              33475
                                                                           28324                              30423
                                                                           26166                              28496
                                                                           28772                              30710
                                                                           28437                              30916
                                                                           27099                              30163
                                                                           26373                              29867
                                                                           24184                              27997
                                                                           21534                              25736
                                                                           22398                              26227
                                                                           23765                              28239
Dec. 2001                                                                  23988                              28486
                                                                           23235                              28071
                                                                           22426                              27529
                                                                           23472                              28565
                                                                           21533                              26833
                                                                           21155                              26635
                                                                           19338                              24738
                                                                           17940                              22809
                                                                           18079                              22959
                                                                           15898                              20464
                                                                           17380                              22265
                                                                           18261                              23576
Dec. 2002                                                                  17324                              22190
                                                                           16821                              21608
                                                                           16443                              21284
                                                                           16457                              21491
                                                                           17574                              23261
                                                                           18574                              24487
                                                                           18855                              24801
                                                                           19010                              25237
                                                                           19320                              25729
                                                                           19207                              25457
                                                                           19911                              26897
                                                                           20235                              27134
Dec. 2003                                                                  21404                              28557

                              PERFORMANCE TABLE**

                                                            Cumulative Total Return
Periods Ended              Average Annual Total Return                         Since
December 31, 2003          1 Year   5 Year    10 Year    5 Year    10 Year   Inception
-----------------          -------  -------   --------   -------   -------   ---------
S&P 500 Index*...........  28.70%   -0.57%     11.06%     -2.81%   185.57%
Quantitative Equity Trust
  Series I...............  23.55%   -2.22%      7.91%    -10.62%   114.04%
Quantitative Equity Trust
  Series II+++...........  23.40%                                             -9.10%
Quantitative Equity Trust
  Series III***..........                                                      8.88%

---------------
+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
*** Series III inception date: September 5, 2003

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year 2003, the Quantitative Equity Trust Series I returned +23.55%, underperforming the +28.70% return of the S&P 500 Index and the +26.72% return of the Morningstar Large Blend Peer Group.

     ENVIRONMENT: Economic data improved steadily throughout the year. Figures for 2003 economic growth showed steady improvement from 1.4% in the first quarter, 3.3% in the second quarter and more than 8% for the third quarter. Employment data also showed an improving trend during the third and fourth quarters.

     The Technology sector was strong, with returns up by more than 46% for the year. Other sectors that performed well included Materials and Consumer Discretionary. Sectors that performed poorly for the year were Telecommunications Utilities, Consumer Staples and Health Care. Performance for the year was strong in absolute terms but lagged that of the S&P 500 Index. The Trust's average cash position of about 3% hurt performance. The large cap bias of the portfolio also had a negative impact due to the exceptional performance of the smallest, most expensive stocks within the benchmark. Sectors that detracted from performance during 2003 included Capital Goods and Consumer Staples. The Trust was overweight the Consumer Staples sector for most of the year and this sector underperformed the broader S&P 500 index. In Capital Goods the large defense names all underperformed the market and the Trust had positions in several of these names. Stock selection in Health Care strongly added to performance. Large Cap pharmaceutical stocks were down meaningfully in 2003 and the fund benefit from its under weight to this group.

     OUTLOOK: We are bullish on the U.S. markets in 2004 given our forecasts for economic growth and inflation (4% and 2%, respectively). Our expectation for positive returns in 2004 is tempered by potential risks, the biggest being the future direction of interest rates. Given the growth we have seen in the U.S. economy, it is possible the Federal Reserve will take action on interest rates as early as May.

           U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST)

INVESTMENT OBJECTIVE &   To achieve long-term growth of capital and income by
  POLICIES:              investing at least 80% of the portfolio's net assets in
                         equity and equity-related securities of companies with
                         market capitalization greater than $500 million at the
                         time of purchase.
SUBADVISER:              Capital Guardian Trust Company
PORTFOLIO MANAGERS:      Terry Berkemeier, Michael R. Ericksen, David I. Fisher,
                         Karen A. Miller, Theodore R. Samuels, Eugene P. Stein
                         and Alan J. Wilson
INCEPTION DATE:          May 1, 1999

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

[LINE CHART]

                                                                US LARGE CAP TRUST SERIES I               S&P 500 INDEX
                                                                ---------------------------               -------------
Apr. 1999                                                                  10000                              10000
                                                                            9744                               9764
                                                                           10168                              10306
                                                                           10040                               9984
                                                                            9808                               9935
                                                                            9416                               9662
                                                                            9744                              10274
                                                                            9808                              10483
Dec. 1999                                                                  10272                              11100
                                                                            9800                              10542
                                                                            9696                              10343
                                                                           10656                              11355
                                                                           10606                              11013
                                                                           10590                              10787
                                                                           10566                              11053
                                                                           10509                              10880
                                                                           11042                              11556
                                                                           10711                              10946
                                                                           10687                              10900
                                                                            9977                              10040
Dec. 2000                                                                  10558                              10089
                                                                           11058                              10447
                                                                           10219                               9495
                                                                            9808                               8893
                                                                           10689                               9584
                                                                           10869                               9649
                                                                           10591                               9414
                                                                           10509                               9321
                                                                            9930                               8738
                                                                            8780                               8032
                                                                            9179                               8185
                                                                           10028                               8813
Dec. 2001                                                                  10289                               8890
                                                                           10053                               8761
                                                                            9718                               8592
                                                                           10330                               8915
                                                                            9678                               8374
                                                                            9514                               8313
                                                                            8524                               7720
                                                                            7690                               7119
                                                                            7592                               7165
                                                                            6806                               6387
                                                                            7551                               6949
                                                                            8303                               7358
Dec. 2002                                                                   7698                               6925
                                                                            7534                               6744
                                                                            7510                               6643
                                                                            7608                               6707
                                                                            8316                               7260
                                                                            8891                               7642
                                                                            9031                               7740
                                                                            9285                               7876
                                                                            9507                               8030
                                                                            9327                               7945
                                                                            9935                               8394
                                                                           10074                               8468
Dec. 2003                                                                  10551                               8912

                              PERFORMANCE TABLE**

                                               Average Annual        Cumulative
                                                Total Return        Total Return
                                                        Since          Since
Periods Ended December 31, 2003              1 Year   Inception      Inception
-------------------------------              ------   ---------     ------------
S&P 500 Index*.............................  28.70%     -2.44%        -10.88%
U.S. Large Cap Trust Series I..............  37.06%      1.16%          5.51%
U.S. Large Cap Trust Series II+++..........  36.68%      2.26%          4.41%
U.S. Large Cap Trust Series III***.........                             9.56%

---------------
+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
*** Series III inception date: September 5, 2003

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year 2003, the U.S. Large Cap Trust Series I returned 37.06%, outperforming the 28.70% return of the S&P 500 Index.

     ENVIRONMENT: The U.S. equity market closed 2003 very strongly, with all sectors in the portfolio returning double-digits for the year. The largest contributor to relative returns for the year was an overweight and strong stock selection in Technology -- specifically semiconductor equipment manufacturers and other companies focusing on high-value-added equipment or components within the technology chain. Stock selection within the pharmaceuticals industry also helped as our concentration in companies with solid drug pipelines outperformed the Index for the year. The portfolio's underweight to Consumer Staples was also helpful as Foods and other less economically sensitive stocks underperformed the broad market. On the negative side, stock selection among Integrated Oils and Financial stocks hindered results.

     OUTLOOK: The best results in 2003 came from depressed industries such as Technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered. Many of these stocks now look fully valued. Our research is currently identifying attractive investments in a broader range of sectors, often in defensive industries that trailed the market for most of 2003.

                                 BALANCED TRUST

INVESTMENT OBJECTIVE &   To achieve current income and capital appreciation by
  POLICIES:              investing in a balanced portfolio of common stocks,
                         U.S. and foreign government obligations and a variety
                         of corporate fixed income securities.
SUBADVISER:              MFC Global Investment Management (U.S.A.) Limited
PORTFOLIO MANAGERS:      Rhonda Chang, Chris Hensen, Brett Hryb, John McIntyre,
                         Mark Schmeer, Gary Stewart
INCEPTION DATE:          January 1, 1997++++

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES [LINE GRAPH]

                                                                             LEHMAN              LEHMAN
                                                                            BROTHERS           BROTHERS IT
                                    BALANCED                                AGGREGATE       GOVERNMENT/CREDIT       COMBINED
                                 TRUST SERIES I       S&P 500 INDEX        BOND INDEX          BOND INDEX             INDEX
                                 --------------       -------------        ----------       -----------------       --------
Dec. 1996                             10000               10000               10000               10000               10000
                                      10374               10625               10031               10039               10326
                                      10362               10708               10056               10058               10381
                                      10196               10268                9944                9989               10107
                                      10515               10881               10094               10107               10485
                                      10901               11543               10190               10190               10856
Jun. 1997                             11239               12081               10311               10283               11163
                                      11570               13021               10589               10492               11757
                                      11208               12291               10499               10439               11380
                                      11655               12965               10655               10561               11776
                                      11563               12532               10809               10678               11665
                                      11704               13112               10859               10701               11962
Dec. 1997                             11852               13338               10968               10787               12125
                                      12170               13486               11109               10928               12270
                                      12532               14459               11100               10919               12707
                                      12777               15199               11138               10954               13054
                                      12891               15352               11196               11009               13154
                                      12821               15088               11302               11090               13103
Jun. 1998                             12982               15701               11398               11160               13425
                                      12710               15534               11422               11200               13368
                                      12019               13288               11608               11375               12510
                                      12654               14139               11880               11661               13057
                                      13066               15289               11817               11649               13554
                                      13345               16216               11884               11648               14003
Dec. 1998                             13458               17150               11920               11695               14428
                                      13298               17867               12004               11759               14781
                                      12972               17311               11794               11586               14422
                                      13159               18004               11859               11673               14750
                                      13427               18700               11897               11709               15059
                                      13383               18259               11792               11619               14815
Jun. 1999                             13598               19272               11755               11627               15202
                                      13331               18671               11705               11617               14933
                                      13360               18578               11700               11626               14892
                                      13093               18069               11835               11734               14775
                                      13293               19213               11879               11765               15269
                                      13137               19603               11878               11779               15424
Dec. 1999                             13235               20757               11821               11740               15841
                                      12842               19715               11782               11696               15340
                                      13392               19342               11924               11792               15216
                                      14053               21234               12082               11915               16173
                                      13142               20595               12047               11888               15866
                                      12707               20173               12041               11907               15681
Jun. 2000                             13352               20669               12291               12116               16023
                                      13236               20347               12403               12208               15921
                                      14206               21610               12583               12352               16590
                                      13515               20469               12662               12465               16125
                                      13111               20383               12746               12522               16114
                                      11923               18777               12955               12692               15439
Dec. 2000                             12000               18867               13196               12926               15598
                                      12497               19537               13411               13138               16032
                                      11636               17755               13527               13263               15216
                                      10991               16631               13595               13365               14685
                                      11666               17923               13538               13330               15354
                                      11610               18043               13619               13405               15452
Jun. 2001                             11324               17605               13671               13454               15293
                                      11237               17432               13977               13734               15389
                                      10729               16341               14138               13872               14996
                                      10071               15021               14302               14074               14477
                                      10412               15308               14601               14308               14767
                                      10753               16482               14399               14165               15231
Dec. 2001                             10777               16624               14307               14087               15249
                                      10619               16382               14423               14160               15199
                                      10444               16066               14563               14272               15127
                                      10674               16670               14321               14055               15286
                                      10229               15660               14599               14287               14970
                                      10132               15544               14723               14430               14979
Jun. 2002                              9612               14437               14851               14554               14511
                                       9198               13311               15031               14725               14033
                                       9328               13399               15285               14945               14197
                                       8686               11943               15533               15212               13541
                                       9149               12994               15461               15153               14106
                                       9450               13759               15457               15139               14519
Dec. 2002                              9231               12950               15776               15469               14242
                                       9085               12611               15790               15468               14061
                                       9011               12422               16008               15686               14053
                                       9019               12542               15995               15702               14116
                                       9391               13576               16128               15821               14757
                                       9750               14291               16428               16139               15282
Jun. 2003                              9816               14474               16395               16128               15365
                                       9732               14729               15844               15689               15242
                                       9840               15016               15949               15727               15440
                                       9891               14857               16372               16125               15562
                                      10066               15698               16219               15973               15931
                                      10174               15836               16258               15995               16020
Dec. 2003                             10549               16666               16425               16135               16523

                              PERFORMANCE TABLE**

                                         Average Annual                    Cumulative
                                          Total Return                    Total Return
                                                             Since
Periods Ended                                    Since      Apr 30,                Since
December 31, 2003           1 Year   5 Year    Inception   2001++++    5 Year    Inception
-----------------           ------   -------   ---------   ---------   -------   ---------
S&P 500 Index*............  28.70%   -0.57%      7.57%      -2.69%      -2.81%     66.66%
Lehman Brothers Aggregate
  Bond Index*+............   4.11%    6.62%      7.35%       7.52%      37.79%     64.25%
Lehman Brothers IT
  Government/Credit Bond
  Index*..................   4.30%    6.65%      7.07%       7.42%      37.97%     61.35%
Combined Index*++.........  16.01%    2.75%      7.44%       2.79%      14.52%     65.23%
Balanced Trust Series I...  14.30%   -4.75%      0.77%      -3.70%     -21.61%      5.49%
Balanced Trust Series
  II+++...................  14.18%              -0.75%                             -1.44%

---------------

   + The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Balanced Trust.

  ++ The Combined Index represents 50% of the return of the S&P 500 Index and
     50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the

     Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 2001, the index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index. The Combined Index was prepared using Ibbotson Associates Software and Data.

++++ Current subadvisor assignment became effective April 30, 2001.

 +++ Series II inception date: January 28, 2002
   * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
  ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year 2003, the Balanced Trust Series I returned +14.30%, underperforming the +16.01% return of the Combined Index.

     ENVIRONMENT: Long-term interest rates increased by about 30 basis points in 2003. The bond market was extremely volatile for most of the year, with major swings occurring between March and September. Geopolitical risk dominated market activity early in the year with the onset of the war in Iraq. This overshadowed economic data that showed a weakening economy.

     Deflationary fears on the part of the Federal Reserve contributed to a major bond market rally in the second quarter, only to be reversed when these fears became less of a concern. Economic growth began to pick up steam in the latter part of the year, with third quarter U.S. gross domestic product (GDP) growth increasing by a surprising 8.2%. Job data, which had been depressed for the past few years, began to show strength, with gains over the last four months of the year.

     OUTLOOK: We are bullish on the U.S. equity markets in 2004 given our forecasts for economic growth and inflation (4% and 2% respectively). Our expectation for positive returns in 2004 is tempered by potential risks, the biggest being the future direction of interest rates.

     The Federal Reserve has stated that it will keep interest rates low for the foreseeable future, which should limit any dramatic increase in rates over the near term. However, the outlook is for interest rates to move higher in 2004 as the economy continues to achieve stronger growth. As the excess capacity in the U.S. economy is reduced, there will be pressure on the Fed to shift away from its accommodative policy and precipitate a move to higher rates and a flatter yield curve.

                              INCOME & VALUE TRUST

INVESTMENT OBJECTIVE &   To achieve both the conservation of principal and
  POLICIES:              long-term growth of capital and income by investing in
                         both equity and fixed income securities.
SUBADVISER:              Capital Guardian Trust Company
PORTFOLIO MANAGERS:      Terry Berkemeier, Christine Cronin, Michael R.
                         Ericksen, David I. Fisher, Michael D. Locke, Karen A.
                         Miller, James R. Mulally, Theodore R. Samuels, Eugene
                         P. Stein and Alan J. Wilson
INCEPTION DATE:          August 3, 1989++

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES [LINE GRAPH]

                                                                                             60% S&P 500/40%
                                                                         CITIGROUP BROAD     CITIGROUP BROAD
                                 INCOME & VALUE                         INVESTMENT GRADE    INVESTMENT GRADE
                                 TRUST SERIES I       S&P 500 INDEX        BOND INDEX          BOND INDEX*       COMBINED INDEX
                                 --------------       -------------     ----------------    ----------------     --------------
Dec. 1993                             10000               10000               10000               10000               10000
                                      10255               10335               10135               10255               10260
                                      10043               10056                9967               10021               10108
                                       9719                9619                9720                9660                9795
                                       9749                9744                9647                9707                9829
                                       9822                9902                9646                9801                9857
                                       9675                9658                9625                9647                9783
                                       9921                9977                9808                9912                9972
                                      10067               10384                9819               10159               10153
                                       9876               10133                9678                9954               10002
                                       9976               10365                9668               10086               10091
                                       9767                9985                9642                9853                9911
Dec. 1994                              9840               10131                9715                9970               10000
                                       9876               10394                9916               10208               10126
                                      10077               10797               10148               10541               10379
                                      10278               11117               10207               10753               10575
                                      10494               11441               10347               10999               10785
                                      10772               11892               10758               11434               11088
                                      10916               12172               10833               11628               11227
                                      11146               12577               10812               11851               11453
                                      11213               12611               10936               11924               11512
                                      11405               13140               11039               12269               11737
                                      11385               13094               11187               12309               11741
                                      11654               13670               11361               12711               12020
Dec. 1995                             11874               13923               11518               12922               12221
                                      12065               14402               11596               13224               12386
                                      12046               14540               11399               13211               12382
                                      12056               14679               11317               13249               12420
                                      12096               14895               11233               13327               12534
                                      12179               15279               11226               13531               12624
                                      12252               15342               11371               13634               12675
                                      12054               14659               11402               13285               12440
                                      12158               14970               11386               13446               12581
                                      12535               15811               11584               13993               12947
                                      12745               16245               11845               14348               13122
                                      13173               17478               12040               15096               13572
Dec. 1996                             13058               17135               11934               14865               13469
                                      13267               18199               11981               15442               13687
                                      13299               18347               11994               15524               13743
                                      13028               17583               11873               15073               13482
                                      13356               18633               12043               15699               13780
                                      13882               19777               12156               16336               14267
                                      14268               20659               12301               16851               14650
                                      14899               22300               12634               17837               15233
                                      14467               21060               12525               17180               14887
                                      15063               22214               12709               17845               15371
                                      14795               21472               12892               17590               15188
                                      15029               22466               12953               18112               15379
Dec. 1997                             15134               22852               13085               18373               15565
                                      15321               23106               13254               18590               15769
                                      15976               24772               13245               19389               16250
                                      16466               26040               13296               20016               16606
                                      16609               26303               13365               20178               16731
                                      16478               25851               13494               20047               16657
                                      16738               26901               13604               20602               16930
                                      16673               26615               13633               20489               16858
                                      15093               22767               13841               18837               15849
                                      15668               24226               14168               19740               16296
                                      16164               26196               14104               20667               16806
                                      16804               27783               14182               21465               17348
Dec. 1998                             17445               29384               14226               22234               17802
                                      17811               30612               14331               22856               18085
                                      17367               29660               14080               22269               17700
                                      17876               30846               14161               22854               18058
                                      18212               32040               14207               23417               18467
                                      18007               31284               14077               23000               18139
                                      18563               33020               14029               23734               18717
                                      18344               31990               13973               23252               18337
                                      18094               31830               13963               23175               18277
                                      17713               30958               14130               22904               18063
                                      18152               32917               14173               23802               18771
                                      18299               33586               14171               24092               19000
Dec. 1999                             18930               35564               14106               24899               19637
                                      18328               33778               14067               24120               19022
                                      18299               33140               14231               23958               18895
                                      19501               36381               14416               25489               20102
                                      19300               35286               14373               25000               19716
                                      19300               34563               14360               24682               19466
                                      19395               35413               14660               25252               19915
                                      19395               34860               14794               25108               19802
                                      20184               37025               15005               26188               20653
                                      19845               35070               15107               25429               20054
                                      19827               34923               15204               25429               20054
                                      18943               32171               15450               24391               19236
Dec. 2000                             19866               32329               15742               24647               19438
                                      20618               33476               16002               25335               19980
                                      19565               30423               16144               24038               18957
                                      19039               28498               16228               23175               18277
                                      20200               30712               16152               24211               19094
                                      20477               30918               16257               24371               19220
                                      20159               30166               16311               24046               18964
                                      20179               29871               16688               24126               19027
                                      19467               28001               16871               23327               18397
                                      17902               25738               17079               22312               17597
                                      18575               26230               17424               22748               17940
                                      19743               28242               17183               23669               18666
Dec. 2001                             20059               28490               17082               23737               18720
                                      19803               28074               17217               23605               18616
                                      19367               27533               17382               23423               18472
                                      20159               28568               17095               23795               18766
                                      19347               26837               17420               23110               18226
                                      19145               26638               17568               23087               18207
                                      17673               24741               17698               22168               17483
                                      16463               22811               17909               21237               16748
                                      16463               22962               18222               21468               16931
                                      15253               20466               18512               20206               15935
                                      16403               22267               18429               21237               16748
                                      17674               23579               18425               21986               17339
Dec. 2002                             16866               22192               18808               21393               16871
                                      16623               21611               18823               21063               16611
                                      16643               21287               19090               20994               16557
                                      16825               21493               19073               21107               16646
                                      17972               23264               19241               22226               17528
                                      18941               24490               19597               23092               18212
                                      19126               24804               19562               23254               18339
                                      19270               25240               18901               23184               18284
                                      19642               25732               19031               23518               18548
                                      19540               25460               19530               23615               18624
                                      20384               26901               19350               24330               19188
                                      20610               27137               19406               24488               19313
Dec. 2003                             21325               28557               19597               25358               20004

                              PERFORMANCE TABLE**

                                             Average Annual Total Return                Cumulative Total Return
                                                                            Since
                                                                 Since     May 1,                          Since
Periods Ended December 31, 2003    1 Year   5 Year   10 Year   Inception   1999++    5 Year    10 Year   Inception
-------------------------------    ------   ------   -------   ---------   -------   -------   -------   ---------
S&P 500 Index*...................  28.70%   -0.57%   11.06%                -2.44%    -2.81%    185.57%
Citigroup Broad Investment Grade
 Bond Index*.....................   4.20%    6.62%    6.96%                 7.14%    37.77%     95.97%
60% S&P 500/40% Citigroup Broad
 Investment Grade Bond Index.....  18.53%    2.67%    9.75%                -2.44%    14.07%    153.58%
Combined Index*++++..............  18.53%    2.35%    7.18%                 1.72%    12.34%    100.04%
Income & Value Trust Series I....  26.48%    4.11%    7.87%                 3.44%    22.28%    113.25%
Income & Value Trust Series
 II+++...........................  26.29%                        3.87%                                     7.61%

---------------

  ++ Current sub-adviser assignment became effective May 1, 1999.
++++ The Combined Index represents 32.5% of the return of the Wilshire 5000
     Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbitson Associates Software and Data.
 +++ Series II inception date: January 28, 2002.
   * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
  ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

     PERFORMANCE: For the year 2003, the Income & Value Trust Series I returned +26.48%, outperforming the +18.53% return of the blend of 60% S&P 500/40% Citigroup Broad Investment Grade Bond Index.

     ENVIRONMENT: The portfolio's overweight position in equities and underweight position in bonds throughout the year contributed to results while both equity and fixed-income portfolios outperformed their respective benchmarks. The equity portfolio benefited from good stock selection, especially within the Information Technology sector and the pharmaceuticals industry. Also adding value during the year was an underweight to the traditionally less economically sensitive names in the Consumer Staples sector, which underperformed the market. The fixed-income portfolio benefited from an overweight position in corporate bonds and emphasis on BBB-rated securities and high-yield issues and an underweight to mortgage-backed securities.

     OUTLOOK: The portfolio continues to be overweight stocks and underweight bonds. Equities have by and large moved straight up for nine months, and we are concerned that investor expectations for both stock prices and sustainable economic growth may be too high. While a pullback may be inevitable, over the coming year we believe equities should continue to be supported by economic growth and improving earnings. A weaker U.S. dollar should also help companies that generate a significant portion of profits from overseas.

TAX MATTERS

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY; DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS. The Trust intends to take the steps necessary to qualify each Portfolio as a regulated investment company under Subchapter M of the Code and believes that each Portfolio will so qualify. As a result of qualifying as a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any Portfolio in which it invests, provided that the Portfolio qualifies as a regulated investment company. Therefore, each Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Portfolio failed to qualify as a regulated investment company, owners of contracts based on the Portfolio:

     - would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such Portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

     - the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers to the Portfolios and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

     FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

     TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Portfolio of the Trust, please refer to the prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. For additional information on taxes, see "Additional Information Concerning Taxes" in the Statement of Additional Information.

                               VOTING INFORMATION

     Proxies from the shareholders of each Transferor Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on April 30, 2004 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston Time, or at such later time as necessary by adjournment.

     As stated above, the Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts, certain entities affiliated with the insurance companies and qualified plans. Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the Record Date for the Special Meeting of Shareholders, the shares of the Transferor Portfolios were legally owned by Manulife U.S.A, Manulife New York, the five "Lifestyle Trusts" described below and, in the case of the Quantitative Equity Trust, qualified plans.

     Manulife U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of Manulife U.S.A. and Manulife New York holds shares of the Trust directly and attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts. The term "Lifestyle Trusts" refers collectively to: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust, each of which is a Portfolio of the Trust. The Lifestyle Trusts are funds-of-funds that invest in shares of other Trust Portfolios. Manulife U.S.A. and Manulife New York are the legal owners of shares of the Lifestyle Trusts held in their separate accounts.

     Shareholder Voting. Manulife U.S.A. and Manulife New York have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Portfolios of the Trust issued to them in proportion to the timely instructions received from owners of the contracts ("contractholders" or "contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Prospectus/Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposal included in this Prospectus/Proxy Statement.

     Proxies. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or
(ii) signing and returning a new proxy, in each case if received by the Trust by April 29, 2004. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATION, FOR APPROVAL OF PROPOSAL 1.

     Quorum; Definition of a Majority of Outstanding Voting
Securities. Shareholders of record at the close of business on March 2, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve the Proposal, except as noted herein. As used in this Prospectus/Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

     (1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

     (2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and Series III share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve the combination of a Transferor Portfolio with its corresponding Acquiring Portfolio under Proposal 1 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting (or of the Meeting as it relates to particular Portfolios) in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (or each relevant Portfolio's) shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

     Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Transferor Portfolios and the Acquiring Portfolios. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Trust's investment adviser, MSS, or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

     VOTING FOR EACH PORTFOLIO. Series I, Series II and Series III shares of a Transferor Portfolio will vote in the aggregate and not by class on the matters to be presented at the Meeting. Proposal 1 will be voted on separately by the shareholders of each Transferor Portfolio.

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Transferor Portfolio is as follows:

                            NUMBER OF       VOTES HELD BY      VOTES HELD BY       VOTES HELD BY
PORTFOLIO                 ELIGIBLE VOTES   MANULIFE U.S.A.   MANULIFE NEW YORK   LIFESTYLE TRUSTS*
---------                 --------------   ---------------   -----------------   -----------------
Quantitative Equity
  Trust.................    17,824,693       14,482,748           571,260            2,770,684
Balanced Trust..........    12,310,968       11,744,119           566,849                    0

---------------
* Represents the aggregate number of shares held by the Lifestyle Trusts

     Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Transferor Portfolios.

     As of the Record Date, the percentage ownership of the outstanding shares of each of the Transferor Portfolios of Manulife U.S.A., Manulife New York and the Lifestyle Trusts is indicated below:

                                            PERCENTAGE OF    PERCENTAGE OF VOTES     PERCENTAGE OF
                            NUMBER OF       VOTES HELD BY     HELD BY MANULIFE       VOTES HELD BY
PORTFOLIO                 ELIGIBLE VOTES   MANULIFE U.S.A.        NEW YORK         LIFESTYLE TRUSTS*
---------                 --------------   ---------------   -------------------   -----------------
Quantitative Equity
  Trust.................    17,824,693         81.25%               3.20%               15.54%
Balanced Trust..........    12,310,968         95.40%               4.60%                   0%

---------------
* Represents the aggregate percentage of shares held by the Lifestyle Trusts

                              FINANCIAL STATEMENTS

     The financial statements of the Trust and the financial highlights of the Acquiring Portfolios and the Transferor Portfolios for the fiscal year ended December 31, 2003 included with and incorporated by reference into this Prospectus/Proxy Statement have been so included and incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants.

     The performance information included in the financial highlights does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                 LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, Manulife Financial. Certain tax consequences of the Reorganization will be passed upon by Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007-5208.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Prospectus/Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF TRUSTEES

April 1, 2004
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                    APPENDIX

                             DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:
A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated
             "A-1."
Bonds:
AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB-B-CCC-CC  Bonds rated BB, B, CCC and CC are regarded, on
             balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
             While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.
P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Bonds:
Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
B            Bonds which are rated B generally lack
             characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 1st day of April, 2004, by Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, on behalf of the Quantitative Equity Trust and the Balanced Trust (collectively, the "Transferor Portfolios") and the U.S. Large Cap Trust and the Income & Value Trust (collectively, the "Acquiring Portfolios").

     The following table identifies each Transferor Portfolio and the corresponding Acquiring Portfolio with which such Transferor Portfolio will be combined.

TRANSFEROR PORTFOLIO                                        ACQUIRING PORTFOLIO
--------------------                                       ---------------------
Quantitative Equity Trust                                  U.S. Large Cap Trust
Balanced Trust                                             Income & Value Trust

     WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Transferor Portfolio to its corresponding Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

     WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolios (the "Reorganization") through the acquisition by each of the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of its corresponding Transferor Portfolio in exchange for Series I, Series II and, as applicable, Series III shares of beneficial interest, par value $.01 per share, of such Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolios and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Portfolios and the Acquiring Portfolios hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIOS

     (a) Plan of Reorganization.

          (i) The Trust on behalf of each Transferor Portfolio listed above, will convey, transfer and deliver the assets of each Transferor Portfolio to the

     Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Transferor Portfolio set forth opposite its name, and each such Transferor Portfolio being the "Corresponding Transferor Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Corresponding Transferor Portfolio and (B) issue and deliver to the Corresponding Transferor Portfolio that number of full and fractional Series I, Series II and Series III shares of the Corresponding Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and Series III shares of capital stock (if any), par value $.01 per share, of the Transferor Portfolios ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolios and the Acquiring Portfolios shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Transferor Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

          (ii) As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. The holders of Series I, Series II and Series III shares of the Quantitative Equity Trust will receive, respectively, Series I, Series II and Series III shares of the U.S. Large Cap Trust, and holders of Series I and Series II shares of the Balanced Trust (which has not issued Series III shares), will receive, respectively, Series I and Series II shares of the Income & Value Trust. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

          (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolios.

     (b) Exchange Date and Effective Time of the Reorganization.

          (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as to each Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Transferor Portfolio shares at which this Plan will be considered, (B) immediately after the close of business on April 30, 2004 and (C) such later day as the Trust may determine.

          (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

          (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Transferor Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          (iv) On the Exchange Date, portfolio securities of the Transferor Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

          (i) The net asset value per share of the Series I, Series II and Series III shares of each Acquiring Portfolio and the net value of the assets of each Corresponding Transferor Portfolio to be transferred in exchange for such Series I, Series II and Series III shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the

     Series I, Series II and Series III shares of the Acquiring Portfolios shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of each Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

          (ii) The number of Series I, Series II and Series III shares of the Acquiring Portfolios to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for each Corresponding Transferor Portfolio's assets shall be determined by dividing the net value of the assets of such Transferor Portfolio attributable to shares of each class and to be transferred by the net asset value per shares of the corresponding Series I, Series II and Series III shares of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

          (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Transferor Portfolios.

     (d) Notwithstanding any provisions or language herein suggesting otherwise, this Plan applies and may be implemented separately as to each of the two combinations of a Transferor Portfolio and an Acquiring Portfolio. Neither such combination is conditioned upon the shareholder approval and implementation of the other.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios represents and warrants as follows:

          (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

          (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

          (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2003, as amended May 5, 2003, and the current statement of additional information of the Trust dated May 1, 2003, as amended August 4, 2003, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of February 10, 2004 there were outstanding the following numbers of shares of the Acquiring Portfolios: 32,492,128 Series I shares, 11,700,897 Series II shares and 1,078 Series III shares of the U.S. Large Cap Trust and 49,762,401 Series I shares and 8,129,375 Series II shares of the Income & Value Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of each of the Acquiring Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

          (e) Financial Statements. The financial statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

          (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

          (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

          (h) Liabilities. There are no liabilities of the Acquiring Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolios.

          (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

          (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolios, pending or threatened, other than routine inspections and audits.

          (k) Contracts. No default exists under any material contract or other commitment to which the Trust, on behalf of any Acquiring Portfolio, is subject.
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

          (l) Taxes. The federal income tax returns of the Trust with respect to each Acquiring Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Acquiring Portfolio, have been filed for all taxable years to and including December 31, 2002, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Acquiring Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with
     Section 817(h) of the Internal Revenue Code of 1986, as amended (the
     "Code").

          (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios represents and warrants as follows:

          (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Transferor Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

          (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

          (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2003, as amended May 5, 2003, and the current statement of additional information of the Trust dated May 1, 2003, as amended August 4, 2003, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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

          (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of February 10, 2004 there were outstanding the following numbers of shares of the Transferor Portfolios: 16,483,407 Series I shares, 1,366,364 Series II shares and 163 Series III shares of the Quantitative Equity Trust; and 10,760,706 Series I shares and 1,501,377 Series II shares of the Balanced Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolios do not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolios or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolios (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

          (e) Financial Statements. The Trust's Financial Statements fairly present the financial position of the Transferor Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

          (f) Authority Relative to this Plan. The Trust, on behalf of the Transferor Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

          (g) Liabilities. There are no liabilities of the Transferor Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Transferor Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Transferor Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolios.

          (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

          (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Transferor Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Transferor Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Transferor Portfolios, pending or threatened, other than routine inspections and audits.

          (j) Contracts. The Trust, on behalf of the Transferor Portfolios, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolios without liability to the Trust or the Transferor Portfolios as of or prior to the Effective Time of the Reorganization.

          (k) Taxes. The federal income tax returns of the Trust with respect to each Transferor Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 2002, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolios have been paid so far as due. The Trust and each Transferor Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

          (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios covenants to the following:

          (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolios relating to the meeting of the Transferor Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement
     (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Cooperation in Effecting Reorganization. The Acquiring Portfolios agree to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolios shall furnish such data and information relating to each Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor

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

     Portfolios' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

          (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Acquiring Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios covenants to the following:

          (a) Meeting of the Transferor Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

          (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Transferor Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, respectively, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Transferor Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Transferor Portfolio as of the Effective Time of the Reorganization will be owned by such Transferor Portfolio free and clear of any liens, claims,

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

     charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

          (c) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor Portfolios will cooperate with the Acquiring Portfolios and will furnish to the Trust the information relating to the Transferor Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

          (d) Cooperation in Effecting Reorganization. The Transferor Portfolios agree to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

          (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Transferor Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

          (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Transferor Portfolio, shall prepare a statement of the earnings and profits of each Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIOS

     The obligations of each Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

          (a) Approval by the Transferor Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

          (b) Covenants, Warranties and Representations. Each of the Acquiring Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolios since December 31, 2003.

          (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

          (d) Tax Opinion. The Trust shall have received the opinion of Jorden Burt LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Transferor Portfolio and its Corresponding Acquiring Portfolio (the "Tax Opinion"). For purposes of rendering its opinion, Jorden Burt LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as the President or Treasurer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS

     The obligations of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

          (a) Approval by the Transferor Portfolios' Shareholders. The Transferor Shareholder Approval shall have been obtained with respect to each Corresponding Transferor Portfolio.

          (b) Covenants, Warranties and Representations. Each of the Transferor Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Transferor Portfolios since December 31, 2003.

          (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by Manulife Securities (or, at the discretion of Manulife Securities, by the

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

     subadviser for such Acquiring Portfolio) as consistent with the investment policies of such Acquiring Portfolio.

          (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

          (e) Distribution of Income and Gains. The Trust on behalf of the Transferor Portfolios shall have distributed to the shareholders of each Transferor Portfolio all of such Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
     Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

          (f) Tax Opinion. The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

          (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

          (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of any or all of the Transferor Portfolios and Acquiring Portfolios, may by written instrument signed by it
     (i) waive any inaccuracies in the representations and warranties made to any such Portfolio contained herein and (ii) waive compliance with any of the covenants or conditions made for the benefit of any such Portfolio contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

          (c) Termination. This Plan may be terminated by the Trust, as to any or all of the Transferor Portfolios and Acquiring Portfolios, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any such Transferor Portfolio or Acquiring Portfolio or for any other reason.

          (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on

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

     September 1, 2004 if the Effective Time of the Reorganization is not on or prior to such date.

          (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and
     Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Transferor Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

          (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

          (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          (d) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

          (e) The name "Manufacturers Investment Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MANUFACTURERS INVESTMENT TRUST
                                          on behalf of the Transferor Portfolios

                                          By:     /s/ JAMES D. GALLAGHER
                                              ----------------------------------
                                              Name: James D. Gallagher
                                              Title:  President

                                          MANUFACTURERS INVESTMENT TRUST
                                          on behalf of the Acquiring Portfolios

                                          By:        /s/ GORDON SHONE
                                              ----------------------------------
                                              Name: Gordon Shone
                                              Title: Chief Financial Officer and
                                                     Vice President

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               [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

      Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A separate voting instruction form is provided for each Manufacturers Investment Trust Portfolio in which your contract values were invested as of March 2, 2004. Please sign, date and return all voting instruction forms received in the enclosed postage-paid envelope.

      VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 29, 2004 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 30, 2004.

[Name of Transferor Portfolio]

      THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

      The undersigned hereby instructs [The Manufacturers Life Insurance Company (U.S.A.)] [The Manufacturers Life Insurance Company of New York] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston time, April 30, 2004, and any adjournments thereof, as indicated below.

Date: _____________, 2004

                            PLEASE SIGN IN BOX BELOW:

      If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                    _________________________________________
                      Signature(s), Title(s), if applicable

          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES
                  USING BLUE OR BLACK INK OR A NUMBER 2 PENCIL.

                       PLEASE DO NOT USE FINE POINT PENS.

           ---------------------------------------------------------

      This voting instructions form, if properly executed, will be voted in the manner directed by the contract owner. If no direction is made, this voting instructions form will be voted "For" all proposals. Please refer to the Prospectus/Proxy Statement for a discussion of the proposals.

                                               FOR       AGAINST     ABSTAIN
1. Approval of Agreement and Plan of
    Reorganization.                            [ ]         [ ]         [ ]
2. To transact such other business as may
    properly come before the Meeting.

           ---------------------------------------------------------

         PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  [PROXY CARD]

                         Manufacturers Investment Trust
                                73 Tremont Street
                                Boston, MA 02108

[Name of Portfolio]
Proxy Solicited by the Board of Trustees

      The undersigned, revoking previous proxies, hereby appoint(s) James D. Gallagher, Bob Boyda, Gordon Shone and Betsy Anne Seel, or any one or more of them, attorneys, with full power of substitution, to vote all shares of [Name of Portfolio] as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston time, April 30, 2004, and any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of this Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

DATE __________________

_________________________________________
Signature(s) (Title(s), if applicable

Note: Please sign name exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NO USE FINE POINT PENS.

                                                  FOR      AGAINST    ABSTAIN
1. Approval of Agreement and Plan of
    Reorganization.                               [ ]        [ ]         [ ]
2. To transact such other business as may
    properly come before the Meeting.

PLEASE SIGN ON REVERSE SIDE.